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               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                     Cotelligent, Inc.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................



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                               COTELLIGENT, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               COTELLIGENT, INC.

    The undersigned hereby appoints James R. Lavelle and Curtis J. Parker, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein to vote your shares of Cotelligent, Inc. Common Stock at the Annual Meeting of Stockholders of Cotelligent, Inc. to be held on Tuesday, June 11, 2002, at 9:00 a.m., Pacific Daylight Saving Time at the Grand Hyatt Hotel, San Francisco, California, and at any adjournments thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

    This proxy when properly executed will be voted in the manner directed on the reverse hereof by the Stockholder. IF NO DIRECTION IS MADE ON THIS MATTER, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED.

            (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE.)




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[x]  PLEASE MARK VOTES AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR.

1. ELECTION OF DIRECTOR

NOMINEE: (01) DEBRA J. RICHARDSON (THREE-YEAR TERM)     [ ] FOR NOMINEE        [ ] WITHHELD FROM NOMINEE

                                                      __________________________
                                                                 DATE
                                                      __________________________
                                                              SIGNATURE
                                                      __________________________
                                                                TITLE
                                                      __________________________
                                                        SIGNATURE(s) (IF HELD
                                                               JOINTLY)